UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

Crown Castle International Corp.
 (Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive Suite 500 Houston, TX	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On July 28, 2010, the Company issued a press release announcing that certain of its indirect subsidiaries have commenced a private offering of up to $1.55 billion of Senior Secured Tower Revenue Notes. The July 28 press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By: /s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President
and General Counsel

Date: July 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 28, 2010

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